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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 17, 2004



                          AMCAST INDUSTRIAL CORPORATION
             (Exact name of registrant as specified in its charter)



      Ohio                        1-9967                       31-0258080
-----------------       -------------------------       ------------------------
(State or other          (Commission File Number)           (I.R.S. Employer
jurisdiction of                                            Identification No.)
 incorporation)


 7887 Washington Village Drive, Dayton, Ohio                     45459
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  (Address of principal executive offices)                     (Zip Code)



                                 (937) 291-7000
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)







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Item 4.  Changes in the Registrant's Certifying Accountants

Battelle and Battelle LLP resigned, with a letter dated May 17, 2004, as the independent accountants of the Amcast Industrial Corporation 401(k) Salary Deferral Plan and the Amcast Industrial Corporation 401(k) Salary Deferral Plan for Bargaining Unit Employees - Plan 2 (the "401(k) Plans") of Amcast Industrial Corporation (the "Company" or "Registrant"). Battelle and Battelle LLP provided no services related to the Company's annual audit of its financial statements.

Battelle and Battelle LLP resigned because it would no longer perform benefit plan audits of a publicly-traded company if Battelle and Battelle LLP was not also performing the annual audit of the financial statements.

Ernst and Young LLP is the Company's independent accountants related to its annual audit of its financial statements. The relationship between the Company and Ernst and Young LLP has existed for many, many years. The Company's relationship with Ernst & Young LLP remains unchanged.

The reports of Battelle and Battelle LLP on the 401(k) Plans financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with the audits of the 401(k) Plans for the two most recent fiscal years, and through May 17, 2004, there have been no disagreements with Battelle and Battelle LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During the two most recent fiscal years and through May 17, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Registrant has requested that Battelle and Battelle LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated May 17, 2004, is filed as Exhibit 16 to this Form 8-K.

The Registrant engaged Clark, Schaefer, Hackett and Company as its new independent accounts of the Company's 401(k) Plans financial statements as of May 17, 2004. During the two most recent fiscal years and through May 17, 2004, the Registrant has not consulted with Clark, Schaefer, Hackett and Company regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's 401(k) Plans financial statements, and neither a written report was provided to the Registrant or oral advice was provided that Clark, Schaefer, Hackett and Company concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.




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Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits

    Exhibit 16 - Letter from Battelle and Battelle LLP in relation to change in certifying accountant.




                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   AMCAST INDUSTRIAL CORPORATION


Date:  May 19, 2004                                By:  /s/ Francis J. Drew
                                                   -----------------------------
                                                     Francis J. Drew
                                                     Vice President, Finance and
                                                     Chief Financial Officer







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